MASTR ASSET SECURITIZATION TRUST SERIES 2003-2 (GP 2)
                           WHOLE LOAN 15YR FIXED-RATE

DEAL SIZE                                                $275MM APPROX.

GWAC                                                          5.75% +/-10BPS

WAM                                                             178 +/- 2 MONTHS

CALIFORNIA                                                     40% MAX

WA LTV                                                   60.00% APPROX.

WA FICO                                                        738 APPROX.

AAA RATINGS                                          2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED SUBORDINATION LEVEL                                  1.50% APPROX.

PRICING SPEED                                                   300% PSA

SETTLEMENT DATE                                                02/28/03

DEPOSITOR                                     MORTGAGE ASSET SECURITIZATION
                                              TRANSACTIONS, INC.

MASTER SERVICER/BOND ADMINISTRATOR            WELLS FARGO BANK MINNESOTA, NA



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2003-2 (GP3)
                           WHOLE LOAN 30YR FIXED-RATE


    ORIGINATOR           % OF DEAL
    ----------           ---------
1    Nat City            45.7 APPROX.
2    HSBC                12.6 APPROX.
3    Suntrust            12.6 APPROX.
4    Downey Savings      11.3 APPROX.
5    Mortgage IT         4.5 APPROX.
6    Greenpoint          3.2 APPROX.
7    Wachovia            2.2 APPROX.
8    CTX                 2.1 APPROX.
9    Mid America         2.1 APPROX.
10   Market Street       1.6 APPROX.



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2003-2 (GP1)
                           WHOLE LOAN 15YR FIXED-RATE

     ORIGINATOR            % OF DEAL
     ----------            ---------
1    Wachovia            27.1% APPROX.
2    B of A              19.1% APPROX.
3    Nat City            15.9% APPROX.
4    E-Trade             13.9% APPROX.
5    GMAC                12.3% APPROX.
6    HSBC                7.3% APPROX.
7    Mortgage IT         1.6% APPROX.
8    Suntrust            1.3% APPROX.
9    E-loan              0.8% APPROX.
10   1st Financial       0.3% APPROX.
11   Market Street       0.2% APPROX.
12   First Magnus        0.1% APPROX.



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2003-2 (GP 1)
                           WHOLE LOAN 15YR FIXED-RATE

DEAL SIZE                               $320MM APPROX.

GWAC                                      5.75% +/-10BPS

WAM                                          178 +/- 2 MONTHS

CALIFORNIA                                40% MAX

WA LTV                                  60.00% APPROX.

WA FICO                                      738 APPROX.

AAA RATINGS                             2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED SUBORDINATION LEVEL                1.50% APPROX.

PRICING SPEED                                300% PSA

SETTLEMENT DATE                            02/28/03

DEPOSITOR                                  MORTGAGE ASSET SECURITIZATION
                                           TRANSACTIONS, INC.

MASTER SERVICER/BOND ADMINISTRATOR         WELLS FARGO BANK MINNESOTA, NA




                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2003-2 (GP3)
                           WHOLE LOAN 30YR FIXED-RATE

DEAL SIZE                                      $400MM APPROX.

GWAC                                             6.34% +/-10BPS

WAM                                               357 +/- 2 MONTHS

CALIFORNIA                                        50% MAX

AVG LOAN BALANCE                               $450K APPROX.

WA LTV                                         67.00% APPROX.

LOAN PURPOSE:           RATE TERMOREFI           59.0% APPROX.
                        CASH OUT REFI            23.0% APPROX.
                        PURCHASE                 18.0% APPROX.

PROPERTY TYPE           SF/PUD                   97.4% APPROX.
                        OTHER                     2.6% APPROX.

OCCUPANCY               PRIMARY                  99.2% APPROX.
                        SECONDARY                 0.8% APPROX.

WA FICO                                          730 APPROX.

AAA RATINGS                                 2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED SUBORDINATION LEVEL                  3.25% APPROX.

PRICING SPEED                                   300% PSA

SETTLEMENT DATE                                02/28/03

DEPOSITOR                                      MORTGAGE ASSET SECURITIZATION
                                               TRANSACTIONS, INC.
MASTER SERVICER/BOND                           WELLS FARGO BANK MINNESOTA, NA
ADMINISTRATOR



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.